                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                IMAGEX.COM, INC.
             (Exact name of registrant as specified in its charter)

              WASHINGTON                                  91-1727170
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                        10800 N.E. 8TH STREET, SUITE 200
                           BELLEVUE, WASHINGTON 98004
          (Address of principal executive offices, including zip code)

                                IMAGEX.COM, INC.
          AMENDED AND RESTATED 1996 STOCK INCENTIVE COMPENSATION PLAN
                            (Full title of the plan)

                                RICHARD P. BEGERT
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                IMAGEX.COM, INC.
                        10800 N.E. 8TH STREET, SUITE 200
                           BELLEVUE, WASHINGTON 98004
                                 (425) 452-0011
(Name, address and telephone number, including area code, of agent for service)

                             ----------------------

                                   COPIES TO:

                                 MARIAM J. NAINI
             VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                                IMAGEX.COM, INC.
                        10800 N.E. 8TH STREET, SUITE 200
                           BELLEVUE, WASHINGTON 98004

                            ----------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------  -------------  ------------------  ------------------  -------------

                                           NUMBER TO        PROPOSED        PROPOSED MAXIMUM     AMOUNT OF
 TITLE OF SECURITIES                          BE        OFFERING PRICE PER      AGGREGATE       REGISTRATION
    TO BE REGISTERED                      REGISTERED(1)       SHARE(2)       OFFERING PRICE(2)       FEE
---------------------------------------  -------------  ------------------  ------------------  -------------
COMMON STOCK, PAR VALUE $0.01 PER SHARE    1,700,000          $6.21875         $11,156,250         $2,945.25
---------------------------------------  -------------  -------------------- ------------------- -------------

(1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares of common stock reserved for issuance pursuant to the stock incentive compensation plan as the result of any future stock split, stock dividend or similar adjustment of the Registrant's outstanding common stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices for the Common Stock on June 16, 2000 as reported on the Nasdaq National Market on such date.

                      REGISTRATION OF ADDITIONAL SECURITIES

     This Registration Statement on Form S-8 is filed by ImageX.com, Inc. (the "Registrant" or "Company"), a Washington corporation, to register 1,700,000 additional shares of the Company's common stock, par value $0.01 per share (the "Common Stock") for issuance pursuant to the ImageX.com, Inc. Amended and Restated 1996 Stock Incentive Compensation Plan. The contents of the original Registration Statement on Form S-8 filed in connection with the ImageX.com, Inc. Amended and Restated 1996 Stock Incentive Compensation Plan (Registration No. 333-85957, filed on August 26, 1999) are incorporated herein by reference.

                                    EXHIBITS

      Exhibit
      Number                                          Description
------------------   --------------------------------------------------------------------
       5.1           Opinion of Lane Powell Spears Lubersky LLP regarding legality of the Common
                     Stock being registered (filed herewith)

      23.1           Consent of Independent Accountants (filed herewith)

      23.2           Consent of Lane Powell Spears Lubersky LLP (included in opinion filed as
                     Exhibit 5.1)

      24.1           Power of Attorney (see signature page)

      99.1           ImageX.com Amended and Restated 1996 Stock Incentive
                     Compensation Plan (incorporated by reference to Appendix A to the Company's proxy filed on March 22, 2000
                     (Registration No. 000-26837))

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on the 16th day of June 2000.

                                     IMAGEX.COM, INC.

                                     By: /s/ RICHARD P. BEGERT
                                         -------------------------------
                                         Richard P. Begert
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

     Each person whose individual signature appears below hereby authorizes Richard P. Begert and Robin L. Krueger, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on the behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on the 16th day of June 2000.

                  Signature                                                       Title
                  ---------                                                       -----
         /s/ RICHARD P. BEGERT                            President and Chief Executive Officer (Principal Executive
----------------------------------------------            Officer)
             Richard P. Begert


          /s/ ROBIN L. KRUEGER                            Chief Financial Officer, Treasurer and Assistant Secretary
----------------------------------------------            (Principal Financial and Accounting Officer)
              Robin L. Krueger


      /s/ F. JOSEPH VERSCHUEREN                           Chairman of the Board
----------------------------------------------
          F. Joseph Verschueren


        /s/ GARRETT P. GRUENER                            Director
----------------------------------------------
            Garrett P. Gruener


      /s/ ELWOOD D. HOWSE, JR.                            Director
----------------------------------------------
          Elwood D. Howse, Jr.


         /s/ WAYNE M. PERRY                               Director
----------------------------------------------
             Wayne M. Perry


      /s/ RICHARD R. SONSTELIE                            Director
----------------------------------------------
          Richard R. Sonstelie


       /s/ BERNEE D. L. STROM                             Director
----------------------------------------------
           Bernee D. L. Strom

                                INDEX TO EXHIBITS

     Exhibit
      Number                                          Description
------------------   ---------------------------------------------------------------------------
       5.1           Opinion of Lane Powell Spears Lubersky LLP regarding legality of the Common
                     Stock being registered (filed herewith)

      23.1           Consent of Independent Accountants (filed herewith)

      23.2           Consent of Lane Powell Spears Lubersky LLP (included in opinion filed as
                     Exhibit 5.1)

      24.1           Power of Attorney (see signature page)

      99.1           ImageX.com Amended and Restated 1996 Stock Incentive
                     Compensation Plan (incorporated by reference to Appendix A to the Company's proxy filed on March 22, 2000
                     (Registration No. 000-26837))